                                                                    EXHIBIT 10.4

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement (this "AGREEMENT") is entered into as of October 1, 2001 ("Effective Date"), and is between three parties, CIDCO Incorporated, a Delaware corporation ("CIDCO"), CIDCO Communications LLC, a Delaware limited liability company ("LLC"), and ACT Manufacturing (Thailand) Public Company Limited, a public company limited of Thailand ("ACT").

                                    RECITALS

      WHEREAS, CIDCO and LLC are parties to an Asset Purchase Agreement dated September 14, 2000 ("Purchase Agreement"), pursuant to which LLC purchased certain assets and assumed certain liabilities of CIDCO in consideration of certain inventory and royalty and other payments to be made to CIDCO over time ("Payments"), as more particularly described in Section 2.7 of the Purchase Agreement, and Section A of Amendment 1 to Asset Purchase Agreement, dated October 26, 2000; and

      WHEREAS, LLC is currently in arrears on the Payments owing to CIDCO, in the amount of $2,806,216.44 (the "Arrearage"); and

      WHEREAS, CIDCO currently is in arrears and owes ACT $2,067,021.99 (the "CIDCO Obligation"); and

      WHEREAS, CIDCO, LLC and ACT all desire to fully and forever settle these matters; and

      WHEREAS, CIDCO, LLC and ACT all desire that LLC assume the CIDCO Obligation, which will be offset dollar-for-dollar against the Arrearage, with LLC agreeing to pay to CIDCO the balance of the Arrearage; and

      WHEREAS, as consideration for LLC assuming the CIDCO Obligation, CIDCO will cancel and agree to forgo all rights to royalty Payments effective August 1, 2001 under the Purchase Agreement, and Amendment 1 to Purchase Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties agree as follows:

                                    ARTICLE I

                            ASSIGNMENT AND ASSUMPTION

      SECTION 1.1 ASSIGNMENT AND ASSUMPTION.

            (a) Assignment. CIDCO hereby assigns to LLC on and as of the Effective Date, all of its right, title and interest in or to the CIDCO Obligation.

            (b) Assumption. LLC hereby accepts on and as of the Effective Date assumes the CIDCO Obligation and in turn agrees to pay ACT the CIDCO Obligation pursuant to the terms of the Promissory Note (a form of which is attached as Exhibit A) and [Pledge and Security Agreement] (a form of which is attached as Exhibit B) (collectively, the "Security Agreements").

            (c) Payment of Balance of Arrearage. Following execution of this Agreement, LLC shall pay to CIDCO by check or wire transfer of immediately available United States funds $739,194.45, the amount of the Arrearage not offset against the CIDCO Obligation. This balance to be paid in full on the Effective Date.

            (d) Payment of SBC Coop Arrearage. Following execution of this Agreement, CIDCO shall pay to SBC by check or wire transfer of immediately available United States funds $1,082,543.17, the full amount owed SBC by CIDCO. This balance to be paid in full on the Effective Date.

            (e) Cancellation of Payments. Upon receipt by CIDCO of the payment described in Section 1.1(c) above, CIDCO agrees to cancel and extinguish its right to Payments, and this Section 1.1(e) shall be deemed an amendment to
Section 2.7 of the Purchase Agreement; provided, however, except as expressly set forth herein, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

            (f) ACT acceptance. ACT hereby expressly agrees and accepts the Assignment and Assumption above and thereby and fully releases and forever discharges CIDCO from the CIDCO Obligation.

      SECTION 1.2 NOVATION RELATING TO THE CIDCO OBLIGATION. As set forth in 1.1(e) above, upon the Effective Date, ACT shall recognize LLC as the rightful obligor and ACT accepts and agrees to the substitution of LLC for CIDCO regarding the CIDCO Obligation.

      SECTION 1.3 CONDITION PRECEDENT. On or before the Effective Date of this Agreement LLC and ACT will have executed and delivered the Security Agreements.

      SECTION 1.4 INDEMNIFICATION. LLC agrees to indemnify and hold harmless CIDCO and its officers, directors and employees from and against any and all claims, proceedings, suits or judgements brought against CIDCO or its officers, directors or employees that arise, result from or is related to any and all performances under CIDCO Obligation.

                                   ARTICLE II

                                  MISCELLANEOUS

      SECTION 2.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to this subject matter.



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

      SECTION 2.2 GOVERNING LAW. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of California as to all matters regardless of the laws that might otherwise govern under the principles of conflicts of laws.

      SECTION 2.3 TERMINATION. This Agreement may only be terminated by mutual consent of CIDCO, LLC and ACT.

      SECTION 2.4 AMENDMENT Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

      SECTION 2.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

                  (a)   if to the CIDCO, to:

                        Cidco, Inc.
                        220 Cochrane Circle
                        Morgan Hill, California 95037

                        Attention: Richard D. Kent, CFO & COO
                        Telephone No.: (408) 779-1162
                        Facsimile No.: (408) 776-2602

                  (b)   if to LLC, to:

                        CIDCO Communications, LLC
                        105 Cochrane Circle
                        Morgan Hill, California 95037

                        Attention:  Ian Laing
                        Telephone No.: (408) 782-8200
                        Facsimile No.: (408) 782-8210

                  (c)   if to ACT, to:



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

                        ACT Manufacturing (Thailand)
                        Public Company Limited
                        94 M001, Hi-Tech Industrial Estate, Ban Lane
                        Bang Pa-in, Ayndnaya 13160, Thailand

                        Attention:  Robert Zinn
                        Telephone No.: +66-35-350890
                        Facsimile No.: +66-35-350945

      SECTION 2.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party or parties hereto, it being understood that all parties need not sign the same counterpart.

      SECTION 2.7 NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, this Agreement is not intended to confer upon any person other than the parties to this Agreement any rights or remedies under this Agreement.

      SECTION 2.8 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

      SECTION 2.9 OTHER REMEDIES; SPECIFIC PERFORMANCE. Except as otherwise provided, any and all remedies expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage would occur in the event that any of the terms of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 2.10 ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the of the parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.



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

      SECTION 2.11 AUTHORITY. Each of the parties represents to the others that
(a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with the terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

      IN WITNESS WHEREOF, each of the parties has caused the Assignment and Assumption Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.


                                          CIDCO INCORPORATED

                                          By: /s/ Paul G. Locklin
                                             ___________________________________

                                          Name: Paul Locklin
                                               _________________________________

                                          Title: President & CEO
                                                ________________________________


                                          CIDCO COMMUNICATIONS LLC


                                          By: /s/ Ian Laing
                                             ___________________________________

                                          Name: Ian Laing
                                               _________________________________

                                          Title: CEO
                                                ________________________________


                                          ACT MANUFACTURING (THAILAND)
                                          PUBLIC COMPANY LIMITED


                                          By: /s/ John A. Pino
                                             ___________________________________

                                          Name: John A. Pino
                                               _________________________________

                                          Title: CEO
                                                ________________________________





             [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]



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